                                                                    Exhibit 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
Chicago Title Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm as experts in the registration statement.


                                          /s/ KPMG Peat Marwick LLP

Chicago, Illinois
June 15, 1998